Prepayments and Other Assets	12 Months Ended
Dec. 31, 2024
Prepayments and Other Assets [Abstract]
Prepayments and other assets

4. Prepayments and other assets

Prepayments and other current assets consist of the following:

	December 31, 2024	December 31, 2023
	US$	US$
Others receivable	150,463	127,901
Long term receivable on land use right (1)	11,088,736	14,084,705
Prepaid for property (2)	9,589,961	11,267,764
Total	20,829,160	25,480,370
Less: non-current portion	(11,088,736)	(11,267,764)
Prepayments and other current assets	9,740,424	14,212,606

(1)	On October 22, 2018, the Company signed a land use right agreement with the government of Touqiao Town, Yangzhou City and paid RMB 50 million and RMB 60 million, respectively, in 2018 and 2019 according to the agreement. As a result of COVID-19, the land use right had not been transferred to the Company as scheduled. Both parties agreed to cancel the transaction and the funds that were prepaid for land use right will be returned to the Company before December 31, 2027. As of December 31, 2024, the Company collected RMB 20 million ($2.74 million). The Company expects to recover the payment in instalments over the next three years.

(2)	On April 20, 2020, the Company signed a factory building purchase agreement with Jiangsu Qionghua Group Co., Ltd. and paid deposit of RMB 85 million. As a result of COVID-19, the factory building had not been completed as scheduled. Both parties agreed to cancel the transaction and that the deposit for the building would be returned to the Company on or before December 31, 2025, with such deposit accumulating interest at an annual interest rate of 3.5%. For the year ended December 31, 2023, the Company collected principal of RMB5 million ($706,125) and interest of RMB2.5 million ($0.35 million). For the year ended December 31, 2024, the Company collected principle of RMB 10 million ($1.37 million) and interest of RMB 2.98 million ($0.41 million).